LEGAL DISCLOSURE	12 Months Ended
Dec. 31, 2021
Legal Proceedings Provision Abstract
LEGAL DISCLOSURE

27.      LEGAL DISCLOSURE

a) The cities of Quilmes, Bolivar and San Rafael filed claims against Evolution for dismantling towers in the respective cities. Quilmes is claiming a fine of $18,536 (1,489,005 Argentine Pesos). The fines have been accrued by the Company. The outcome of these legal proceedings cannot be determined at December 31, 2021 and no additional amounts have been accrued.

b) On June 3, 2021, the Company entered into an Asset Transfer Agreement whereby the Company agreed to sell certain towers. Pursuant to the Asset Transfer Agreement, the Company is liable for any claims made relating to the agreement up to a maximum liability amount of $300,000. The Company estimates that the likelihood of a claim being made is remote and no amounts have been accrued as at December 31, 2021.